UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  May 31, 2015

Item 1. Report to Stockholders.

Semi-Annual Report

May 31, 2015

GoodHaven Fund

Ticker:  GOODX

GoodHaven Capital Management, LLC

GoodHaven Fund

Table of Contents

Shareholder Letter	1
Portfolio Management Discussion and Analysis	14
Sector Allocation	19
Schedule of Investments	20
Statement of Assets and Liabilities	24
Statement of Operations	25
Statements of Changes in Net Assets	26
Financial Highlights	28
Notes to Financial Statements	29
Expense Example	39
Additional Information	41
Privacy Notice	42

GoodHaven Fund

	6 Months	12 Months	Since	Since
	Ended	Ended	Inception*	Inception*
	5/31/15	5/31/15	Cumulative	Annualized
GOODX	-6.03%	-12.93%	29.41%	6.42%
S&P 500 Index**	2.97%	11.81%	73.35%	14.19%
Russell 2000 Index**	6.94%	11.31%	56.88%	11.48%

HFRI Fundamental
Growth Index***	4.36%	4.29%	8.81%	2.04%
HFRI Fundamental
Value Index***	4.95%	5.76%	29.19%	6.33%
CS Hedge Fund Index***	3.36%	5.65%	21.28%	4.73%

*	The Fund commenced operations on April 8, 2011.
**	With dividends reinvested
***
Hedge Fund Index performance figures are supplied on a month end basis and are provided for illustrative purposes as a broad equity alternative asset class only. Accordingly, “since inception” hedge fund index performance figures reflect a start date of 3/31/11 and an end date of 5/31/15. Source: hedgefundresearch.com

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (855) OK-GOODX or (855) 654-6639. The Fund imposes a 2.00% redemption fee on shares redeemed within 60 days of purchase. Performance data for an individual shareholder will be reduced by redemption fees that apply, if any. Redemption fees are paid directly into the Fund and do not reduce overall performance of the Fund. The annualized gross expense ratio of the GoodHaven Fund is 1.10%.

June 19, 2015

Dear Fellow Shareholders of the GoodHaven Fund (the “Fund”):

The business of money-management can be a rewarding, but unforgiving profession.  Even when portfolio managers have a pedigree of performance and sensible behavior, most investors are entranced by looking in the rear-view mirror, assuming that the foreseeable future will resemble the immediate past.  This sort of thinking (a bias toward overweighting of recent events) is not only common but is typically destructive to long-term investment returns.

Despite long careers in the investment management business, our tenure as founders at GoodHaven recently passed four years and can be roughly described as a

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tale of two time periods.  From inception through May 31, 2014 (one year ago) and despite sizable cash inflows, we generated a double-digit annual rate of return (13.43%) that slightly lagged the S&P’s annual return (14.95%), beat the Russell 2000’s annual return (11.52%), and far exceeded the annualized returns of the HFRI Fundamental Growth Hedge Fund Index (1.35%), the HFRI Fundamental Value Hedge Fund Index (6.52%), and the CS Hedged Fund Index (4.45%).  By almost any standard, these results showed attractive risk-adjusted performance during a period when “safe” investments, such as short-term government bonds, yielded almost nothing.1  Our investors were happy, cash inflows were strong, we were showered with compliments, and all was right with the world.

The last twelve to eighteen months have been a different story.  We underperformed large cap equity indexes by a sizeable margin and had negative absolute returns last year for a variety of reasons – most discussed at length in our Annual Report of November 2014.  As equity indexes climbed higher, momentum-driven investors turned their backs and our reputation flagged.  We never like going through such periods but recognize they are inevitable, have experienced them before, and know they are not a reason to become despondent.  Following a weak three months after the end of the fiscal year, it appears that February marked our recent low point – since then we have begun to regain some absolute and relative ground.

In both periods, we have been the same motivated and experienced investors, with the same philosophy, pursuing the same sensible strategies since founding GoodHaven.  There is one small difference – both of your portfolio managers bought additional shares of the Fund in the last year and we are among the Fund’s largest individual shareholders.  We remain confident in our ability to invest profitably over time and for the long-term.  More importantly, we are convinced that our largest current investments are worth far more than recent trading prices.

In 1986, V. Eugene Shahan wrote an article in the magazine of the Columbia Business School titled, “Are Short-Term Performance and Value Investing Mutually Exclusive? The Hare and The Tortoise Revisited.”  The piece analyzed the records of several outstanding investors that had been highlighted by Warren Buffett in an earlier article extolling the Graham and Dodd value investing philosophy.2  All of the investors cited had handily outperformed equity indexes over an extended period of time – some for decades.  However, the article was quick to point out that these investors did not beat their benchmarks all the time – far from it.  This wonderful group of investors, who had exceeded market indexes by a large margin over a

1	See the performance table in our Semi-Annual report for the period ending May 31, 2014.
2	Apparently based on a speech, the text of Buffett’s 1984 article, “The Superinvestors of Graham and Doddsville,” appeared in Hermes, the magazine of the Columbia Business School.

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couple of decades, underperformed benchmarks roughly one-third of the time.  On average, one year in three was a relative dud!3

Investing in concentrated portfolios means accepting a certain amount of volatility – with the goal that sensible security selection will lead to good long-term average returns.  However, being a disciplined concentrated investor means being prepared for volatility.  It is easy – and pleasurable – to enjoy periods when a concentrated portfolio outperforms.  However, investors need to also mentally withstand periods when such a portfolio is out of sync with indexes and understand that such periods are a feature, not a flaw, of value investing.  We have just been through such a period and believe that the worst is over.  In the last few months, relative performance has been improving and we are positioned conservatively in a market that is expensive by historic standards of valuation.4

As of the writing of this letter, our largest investments are WPX Energy, Walter Investment Management, Hewlett-Packard, and Barrick Gold, followed by significant positions in Google, Dundee, Staples, and White Mountains.  As a group, these companies look almost nothing like the S&P 500 and our fellow investors should expect divergences – both positive and negative – particularly when viewed over short time periods.  We continue to believe that our aggregate portfolio appears significantly cheaper than the broad market as measured by price-to-earnings multiples and discounts to reasonably calculated net asset values.  For example, if we divide our portfolio into two buckets – one measured by earnings and cash flows metrics and the other by asset appraisals or net asset values, we find that the first bucket’s forward price-to-earnings multiple is approximately 12.5 times based on FY 2016 estimated earnings compared to that of the S&P 500 at 17.7 times, while the second bucket appears to sell at about a 40% discount to our estimate of intrinsic value (on average).5

Set forth below are descriptions of our major holdings as of May 31.  We caution that existing investments may be sold and new positions may be acquired that are significant since the end of the semi-annual period, the writing of this letter, or prior to a subsequent filing or shareholder report.

3
We point out that one of these investors suffered underperformance for six years in a row and yet outperformed indexes over a 23 year period by a wide margin.  How many investors today would have tolerated such wide variance in returns despite the ultimate wealth creating performance?  Our guess – close to zero.  Moreover, the preliminary conclusions of a study we are conducting of more modern value investors suggest that the author’s points about performance are indeed valid nearly 30 years later – more on that in future letters.

4
In 1999 and early 2000, at a prior firm, we also experienced a period where the firm’s portfolios posted terrible relative returns as many equity prices went to extremes. When the environment changed, momentum chasing investors suffered, and our firm experienced a far more favorable ensuing decade compared to most.

5	Earnings projections for the price-to-earnings multiples cited are weighted averages and sourced from S&P’s Capital IQ service; estimates of intrinsic value calculated by GoodHaven.

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Energy equities account for about 15% of our current portfolio, with our largest investments in WPX Energy and Birchcliff Energy.  Both are primarily producers and owners of natural gas, although WPX has been rapidly growing its oil production, primarily in the Williston and San Juan basins.  Birchcliff is a Canadian company that has approximately doubled production and reserves in the last four years, operating primarily in the Montney formation in western Alberta.

U.S. Industrial natural gas consumption has grown steadily since 2009 as the shale gas revolution has led to displacement of coal in electrical power generation as well as the new construction or relocation of energy intensive facilities (such as those making certain chemical precursors) to the United States.  Utilities shut 4,100 megawatts of coal-fired generating capacity in 2014 and are on track to close an additional 12,800 megawatts in 2015.  Most will be replaced by cost-competitive gas-fired generators.  Switching to gas from coal benefits utilities by nearly eliminating sulfur dioxide, nitrogen oxide, and mercury emissions.  Also benefitting demand is the developing market for natural gas exports.

While gas supplies have grown dramatically in recent years, the Energy Information Administration (EIA) forecasts that consumption of natural gas will average roughly 25% higher in 2016 compared to 2009.  However, a material amount of natural gas is also produced as a by-product to the drilling and production of shale oil wells.  The count of active drilling rigs has collapsed in half as the price of oil declined from $100 to roughly $40 early this year before rebounding to about $60 per barrel presently (notably, natural gas prices did not fall as much).  We believe the decline in drilling over the last six months should slow the growth of new oil and gas supply and improve the supply-demand equation with industrial demand continuing to grow.  Natural gas prices are also weather dependent, so root for hot summers and cold winters.

As for oil, last fall’s crash in prices led to a sharp contraction in drilling of oil shale formations with the number of working rigs declining by 50%.  However, what many have overlooked is that the highly inflated cost structures that prevailed at $100 per barrel have collapsed.  To paraphrase the words of one long-time oil driller, $65 oil may be nearly as profitable as $90 oil was a year ago.  This entrepreneur further related that the most money he ever made on developing properties was after the oil price crash in 1986.  When developments are still economic at low prices and when they have a reasonable lifetime of cumulative production, they tend to be more rewarding than most expect at the time of development given the optionality of a higher price at some point in the future.

Low cost conventional supplies of oil are in decline.  Many alternate sources of oil are high-cost. Politics in the Middle East – the source of about 1/3 of the world’s oil supply – are much worse – and more dangerous – than they were a decade ago.  Although the Saudis have pushed oil down in the short term by raising production, we anticipate that domestic supplies of oil and gas will remain an important portion of our energy needs, even as renewables grow.  At present, this is an industry in

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retreat, with many stock prices weaker than the more ebullient parts of the market.  That usually spells opportunity. We continue to search the energy bargain bin for possible debt and equity investments.

Our largest investment in energy is WPX.  In hindsight, the timing of our initial purchases was far from optimal given the rapid decline of oil prices last fall (which contributed to our weaker performance last year).  However, we bought most of our investment shortly after a new CEO was appointed that we believed would be able to galvanize a sleepy and inefficient company with a large and valuable asset base and put the company on a multi-year path of growth.  At the time, we thought the assets of WPX were worth far more than the market was indicating.  So far, we have seen nothing to challenge these assessments of management’s skills and company resources.

Since taking over at WPX, CEO Rick Muncrief has done a superb job controlling what is controllable over the last 12 months.  He has refinanced debt, reworked a $1.5 billion credit line (largely unused), sold non-core assets for roughly $800 million, consolidated and reduced office overhead, and sharply cut the cost of drilling a well.  Industry costs are coming down fast and, despite lower oil prices, near term cash flows are well protected.  The company has large and valuable assets in attractive basins.  Natural gas remains about 70% of reserves, although oil reserves and production are growing in importance.  Based on comparable transactions, we believe WPX is capable of significant growth and today appears to be worth double its current stock market price.6

In addition, the Fund owns a stake in Birchcliff Energy, a growing producer of natural gas in Canada that is roughly 26% owned by Canadian business magnate Seymour Schulich, a founder of the original Franco-Nevada Royalty Trust and a past Chairman of Newmont Mining’s Merchant Banking division.  Birchcliff owns a significant stake in the gas-rich Montney formation in Alberta.  As mentioned in our November 2014 Annual Report, in early 2012, Birchcliff was nearly acquired for approximately $15.007 per share, however the deal fell through during a time when Canada was questioning foreign purchasers of Canadian assets.  At the time, the company was producing approximately 20,000 barrels of oil per day equivalent (boe) and now produces nearly twice as much.  Following the collapse of the transaction and a weaker gas price, the stock fell to about $5.85 where we made our initial purchases.  Subsequently, the stock has traded as high as nearly $13.80 before falling back to about $6.00 again during the latest energy panic.  In the last few months, we have seen significant unrealized gains evaporate as all energy-related assets were rapidly thrown away by investors and traders spooked by a rapid decline in oil prices.

6
As we go to press on this letter, WPX announced an acquisition of producing assets, reserves, and land in the Permian basin that appears to improve the quality of their asset base and which increases the intrinsic value of the company.  Subsequent to the transaction’s announcement, eleven WPX insiders purchased 182,831 shares of WPX at $10.10 per share.  We will have more say in our next report.

7	USD prices reflect approximate Canadian dollar figures at the then prevailing foreign exchange rates.

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Birchcliff has the resources and operating skills to continue to grow production and reserves for the foreseeable future.  In addition, the company owns most of its gas processing facilities, giving it one of the lowest cost structures in the western Canadian gas industry.  As the company continues to gain heft, we expect it to become more attractive as an acquisition candidate, with a large owner that is rational and likely to be a willing seller at the right price.

The primary risks in Birchcliff are a prolonged period of unexpectedly low natural gas prices, political changes taking place in the energy ministry of Alberta that could change the royalty regime, competition for eastern Canadian markets from low-cost natural gas production in the Marcellus and Utica shale formations in the eastern United States, and a lack of capacity to move Canadian gas south or west for export (although the latter should be partly addressed by the enormous proposed export pipeline and facility in the works by Petronas, the national energy company of Malaysia).  However, given the company’s low cost structure, we believe they can tolerate adverse conditions better than most.

Over the last two years, Walter Investment Management has been through a period of adjustment as compliance rules changed dramatically in the mortgage business.  As a reminder, Walter is one of the three large servicers of credit-sensitive mortgages (as well as a significant mortgage originator).  When we first bought shares of Walter, the company was servicing about $40 billion of mortgages.  Today, the company services about $250 billion of mortgages, originates both forward and reverse mortgages, and has a small business managing credit assets for others.  Despite this significant growth, the stock price has retreated sharply from its highs of two years ago as the company was required to revamp processes and procedures in response to tighter regulation.  However, the stock price has gained roughly 40% since November 30, 2014.

Additional regulation is a double-edged sword.  On the one hand, there is no question that Walter’s short-term costs increased in order to adjust procedures, re-program systems, retrain workers, and generally comply with new regulations.  Many of these costs are now starting to decline.  On the other hand, the increased industry scrutiny has created a significant barrier to entry and is rewarding servicers and originators with scale.  Smaller companies just can’t absorb increased overhead and potential regulatory penalties that threaten their businesses.  This should lead to significant industry consolidation.  Notwithstanding Walter’s recent CFPB settlement, our research suggests that the company’s reputation for compliance within its industry is very strong.8

8
The Consumer Financial Protection Bureau, or CFPB for short, was created under the Dodd-Frank financial reform laws to regulate all aspects of consumer borrowing.  Since its inception, it has handed out billions in penalties and imposed significant additional regulation on consumer finance businesses.  In fairness, we missed aspects of the impact on Ocwen Financial of increased regulatory scrutiny despite having some good research on the topic – something that cost the Fund money last year.  Although not a large investment, Ocwen was, in hindsight, a mistake.  We are no longer owners but believe Ocwen’s distress creates additional opportunities for Walter.

GoodHaven Fund

In the last few months, Walter settled its CFPB investigation for amounts already accrued, sold non-core assets for roughly $200 million, and announced its first stock repurchase authorization.  We believe the company is also raising money for its affiliated capital entity, WCO, which offers the potential of significantly increased cash flow to Walter as well as the freeing up of balance sheet assets.  A return of private label mortgage securities issuance (which seems to be in the early stages) is likely to result in much higher servicing fees to the company.  We continue to believe Walter generates significant cash earnings and that the company’s intrinsic value is well above the market capitalization implied by its current stock price.

In December and January, we sold roughly half of our large investment in Hewlett-Packard (HP), having more than doubled our average investment.  At the time, given the price (over $40 per share), and despite believing that there was still further potential for appreciation, we believed that an outsized position was no longer warranted given the stock’s rise and some new headwinds from a much stronger U.S. dollar (HP gets about 65% of its revenue from outside the United States).  In hindsight, and given some renewed softness in personal computer sales, that decision looks particularly appropriate.

However, we did not expect HP’s stock price to decline by more than 20% since our sale late last year.  HP still generates significant free cash flows, its end markets are still large and somewhat stable, and we believe splitting up of the company into an enterprise facing business and a personal computer and printer business should result in significant value creation for shareholders.  Over the last two or three years we have extensively discussed HP’s business prospects and our rationale for making HP a significant investment.  As we write, the company’s stock is still one of the least expensive securities in the S&P 500 based on recurring and significant free cash flows.  While waiting for the split in October 2015, the company continues to pay a meaningful dividend and repurchase shares at prices that are anti-dilutive to earnings.

Barrick Gold continues its transformation under new Chairman of the Board John Thornton. Thornton is known for helping to build much of Goldman Sachs’ international business in recent decades, is very close to the leadership of China, and by self-description, is not a gold bug. He is instilling new capital discipline, selling non-core assets, properly aligning compensation incentives, and creating financial alliances that should benefit future performance – all sensible policies designed to create and foster long-term shareholder value.

Barrick continues to have some of the richest reserves and one of the lowest cost structures in the industry – it is a world class collection of mining assets.  That said, Barrick’s prospects are still tied to the price of gold and other metals, which have been under significant pressure for the last three years, with gold falling from nearly $1900 per ounce to less than $1200 per ounce over that time frame.

Although Thornton is taking steps to reduce debt, the company still has too much of it – more than $12 billion – and we think that is creating the opportunity.  Although

GoodHaven Fund

little is due in the next few years and most of its obligations are long-dated and low-cost maturities, the debt load has constrained the company.  To date, Barrick has already announced assets sales of approximately $800 million to reduce debt and expects to reduce it by another $2.2 billion prior to year-end.  Offsetting this debt is about $2 billion in cash and significant cash flow, even at relatively low metals prices.9

We think about Barrick as a long-dated and inexpensive warrant on the price of gold, an especially non-correlated asset when compared to the large capitalization equity indexes.  In a different sense, Barrick also represents a sensibly-managed put option on confidence in central bankers and their programs to flood the world with newly created money and credit – actions that throughout history have usually resulted in an eventual depreciation of fiat currency, sometimes modest, sometimes more disruptive.  Although we have no assurance that gold prices will act as we might expect under inflationary conditions or currency upset, it would be imprudent to ignore those risks given the magnitude of central bank interventions.10

Three years ago, with gold at $1900 per ounce, Barrick earned more than $3.75 per share and sold for more than $50 per share.  Not long ago, John Thornton and other insiders bought millions of dollars of stock in the open market at about $12 per share – higher than recent quotes.  We judge that the potential benefit of having a hedge against long-term currency upset is worth the risks that higher leverage and a commodity business bring to the table – especially given the large and rich nature of the company’s world-class mining assets.

Dundee Corporation was built by highly successful Canadian entrepreneur Ned Goodman and is now run by his son, David Goodman, who previously ran the successful Dundee Wealth affiliate (Ned remains a senior consultant and board member; he also recently increased his stock ownership).  Dundee had previously built one of the biggest mutual fund and investment businesses in Canada that was sold to Bank of Nova Scotia for a big price a few years ago.  Flush with cash, the family set about rebuilding a valuable set of assets, including a growing alternative investment management business.

In Dundee, we are reminded of our past experiences with Leucadia National, a business that has created enormous shareholder wealth over many years by assembling a disparate, complicated, and valuable collection of businesses and investments.  Today, Dundee has stakes in the investment world, in agriculture, in organic proteins, energy, real estate, and precious metals.  In the aggregate, we

9	In a recent corporate presentation, the company projected positive free cash flows (cash flow after all required capital spending) at a price of gold of $1200 – about the current market price.
10
Common wisdom dictates that metals prices (and those of other commodities) must fall if and when interest rates rise.  Although certainly possible, those who say such things have no understanding of history.  In the 1970s, gold and oil rose as interest rates rose.  In almost every currency crisis that has ever occurred, general levels of interest rates increased as the nominal prices of commodities also rose in terms of the offending currency.

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believe that the company’s assets are worth more than C$20 per share while the stock recently sold at around C$11.11  Over time, we expect David and Ned to continue to add value, find ways to grow the business, and close the gap between the stock price and intrinsic value.

After more than doubling from our initial purchase cost shortly after we started GoodHaven, Google’s stock price has been moving sideways for some time, despite continued growth in revenues and cash flows.  Today, many are concerned that Google’s growth is slowing and that it has become a distracted company, with fanciful efforts far from its core business of search.12

Certainly, there is some risk in search as a chunk of the market migrates to mobile and as Apple, Facebook, and Amazon continue to develop their own search capabilities.  However, we believe these concerns are generally overstated – Google remains a search giant, with market shares and algorithms that are the envy of the industry.  Moreover, we think the company’s disciplined efforts to reinvent itself and reinvest cash flows in projects with ultimately huge potential are an enormous long-term positive for investors.  Recently the company hired a new CFO with a sterling reputation and a keen sense of shareholder value.

We sold some shares of Google over a year ago as the company’s stock price exceeded $600 per share (post-split), however the company’s continued growth in the last couple of years means that today’s price at about $550 is not as expensive.  With about $94 of cash per share and selling at about 19 times projected net profits (16 times less cash), Google looks undervalued.  Few businesses have ever achieved similar dominance in their core business, and even fewer have created the optionality to participate in multiple large and growing businesses.  At a price, we would be happy to increase our stake.

Staples is a company in transition.  Its online business continues to slowly grow as its brick and mortar business shrinks.  Presently, the company is attempting a merger with its direct rival, Office Depot.  If consummated (there are significant anti-trust considerations in one segment of the business), we believe Staples would be worth far more than its recent stock price would indicate.  Without the merger, the company would still generate significant cash and would almost certainly continue to gain share from Office Depot.  Although there is some temporary price risk to Staples stock should the merger not proceed, we think the company will retain its

11
Although we conduct our own analysis on Dundee’s NAV, the CEO of the company recently was quoted saying “... today, our current net asset value is approximately $21 per share yet our shares trade just above $11.  This discount is unacceptably wide.”  The quoted prices are in Canadian dollars.

12
Few investors acknowledge the depth and optionality of Google’s more than 150 seemingly disciplined venture investments in a wide variety of potentially huge end markets.  How many people realize that Google owns a chunk of Uber?  Or Nest?  How about driverless cars or fundamental medicine?  In total, Google has invested more than $2 billion in these ventures while it retains $65 billion in cash.  What are the odds that all are busts?

GoodHaven Fund

present share and begin to grow – albeit slowly, as store closings slow and online efforts gain traction (Staples is still one of the largest e-commerce companies in the world with immense logistical assets).

White Mountains (WTM) stock price has risen since our initial purchases, which were made at a large discount to tangible book value.  With sensible and cautious management, WTM has kept its bond durations short – hurting recent income statements but protecting the balance sheet.  Although the reinsurance business has become more competitive, WTM retains significant optionality in its strong balance sheet, municipal insurance business, and other lines.  Its management is pre-disposed to behave rationally, having bought back nearly one-third of outstanding shares at a large discount to book value during the financial crisis and increasing value sharply for remaining owners on a per-share basis.

The current environment continues to present challenges for value investors.  Traditional measures of aggregate equity valuation are at or near record highs.  Many of these measures are correlated with poor future returns over a decade sort of time frame – similar to the period of the tech bubble that ended in March of 2000.13  In the ensuing decade, the large equity indexes gave shareholders a de minimus return while active value-investing managers generally performed well.

Warren Buffett is fond of saying that investors should be greedy when most are fearful and fearful when most are greedy.  Today’s equity index valuations demand some measure of fear and require discipline in selecting new investments.  It has been roughly three or four years – since October of 2011, that we have seen a 5% decline in the broader equity averages – an extraordinary period without substantial volatility.  Lack of downside and historically low interest rates have emboldened investors and caused fear to recede to a dim corner of the room.  Looking in the rear-view mirror, investors have little reason for concern.  But risk is where you are going, not where you have been.

In recent years, there has been an accelerating rush into equity index products – with much of the capital coming out of actively managed funds.14  To some extent, these waves of indexation are self-fulfilling as large capital flows beget buying in the same smaller list of securities, which then begets temporary strong performance, which leads to additional inflows – and for a time – a seemingly perpetual profit machine.  However, if there was an optimum time to have money mimic an equity index, it was in the depths of the 2008-2009 crisis – not nearly seven years later after indexes have roughly tripled in price.

13
Most pundits seem to think that if valuation measures don’t exceed the century-highs of early 2000, they are not meaningful.  This would appear to represent a degree of complacency that makes us uncomfortable and suggests a poor understanding of the market’s tendency to regress to the mean or worse, even from valuation levels much lower than those that prevailed in 2000.

14
According to a recent Investment Company Institute publication, over $600 billion (!) has flowed out of actively managed funds since 2007 and into passively managed index funds or ETFs that mimic various indexes with the largest transfers taking place in the last two or three years.

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From late 1998 through early 2000, “experts” preached that the tech age rendered traditional business valuation metrics obsolete – what counted were eyeballs rather than cash flows or valued assets.  The steady rise of index valuations is again causing investors to ignore extremes.  We believe it makes more sense today for investors to stick with investments or managers not well-correlated to large equity indexes, but where concentrations and mean reversions hold out the prospect for performance that is different – and hopefully better – than indexes over the next several years.  Should speculation and valuation metrics in equity markets continue to increase at a rapid rate, we are likely to see the Fund’s liquidity grow.  We are more concerned with seeking to avoid large losses than keeping up with the Dow Joneses.

In one of our first letters to shareholders, we wrote that the financial crisis was a debt crisis – and that the logical solution to too much debt could not possibly be large amounts of additional debt.  However, since then, most categories of debt have grown significantly.  Businesses are adding leverage at a record pace.  Total corporate debt looks to have grown from about $4.5 trillion in 2007 and is now nearly $8 trillion.  Sovereign debts continue to mount rapidly and eventually are going to create problems in markets – as we see with the current pre-occupation of sizeable debt on top of tiny Greece.  Growth in debt has been facilitated, if not encouraged, by the willingness of central banks to suppress interest rates for an extended time.

These enormous corporate and sovereign obligations would seem to argue for future inflation or currency depreciation – how else do these debts get resolved?  It has been 108 months since the Federal Reserve increased rates by even one-quarter of 1%.  Expect higher rates in future years and higher costs to service debts going forward as eventually markets may move with or without the Fed’s blessing.  Today, there may be high risk in certain leveraged bond strategies and bond ETFs where trading activity in the ETF’s shares vastly exceeds the ability of the ETFs to transact in the underlying bonds.  The alternatives are further mis-allocations of capital that should meaningfully lower corporate profit margins and affect markets in ways that today may not be well understood.15

In recent months, we have slowly been regaining some lost ground, though our progress has been somewhat masked by currency weakness outside of the United States (about 20% of our portfolio is denominated in a currency that is not the U.S. dollar).  Over that time frame, we have seen several positive and significant business developments in our largest holdings that do not appear adequately reflected in their underlying stock prices.  We have the liquidity to behave opportunistically and we do not own any obviously overpriced securities, many of which have sizeable weights in major equity indexes.

15
Recently we saw a story about “penthouse flipping” in New York City, with an apartment that sold for $50 million a year ago now listed for $70 million – in one case a NYC residence was sold at roughly $10,000 per square foot.  In another, an apartment was offered for $250 million.  It is highly unlikely such prices would persist if there was a meaningful cost of money.

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We understand the difficulty of staying the course with a Fund that has recently underperformed – something we have seen in our careers on more than one occasion over many successful years – and thank you for your patience.  We believe our portfolio is conservative, has significant potential for profit, and is not impaired.  The Fund has enough liquidity to behave opportunistically and we continue to search diligently for sensible new investments – but will not part with hard-earned capital simply because there is pressure to invest as indexes rise.  We are among the Fund’s largest individual shareholders and nobody is working harder to regain both reputation and profits, while at the same time attempting to avoid outsized risks.

Sincerely,

Larry	Keith

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund invests in midcap and smaller capitalization companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are enhanced in emerging markets. The Fund may invest in REITs, which are subject to additional risks associated with direct ownership of real property including decline in value, economic conditions, operating expenses, and property taxes. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated, non-rated and distressed securities present a greater risk of loss to principal and interest than higher-rated securities.

The opinions expressed are those of Larry Pitkowsky and/or Keith Trauner through the end of the period for this report, are subject to change, and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice. This material may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed herein are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed herein are subject to change at any time based upon economic, market, or other conditions and GoodHaven undertakes no obligation to update the views expressed herein. While we have gathered this information from sources believed to be reliable, GoodHaven cannot guarantee the accuracy of the information provided. Any discussions of specific securities or sectors should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information included herein is not an indication of the Fund’s future portfolio composition.

Must be preceded or accompanied by a prospectus. It is not possible to invest directly in an index.

GoodHaven Fund

Cash flow is generally defined as the cash a company generates from its business operations, before capital or securities investments.

Free cash flow is generally defined as cash revenues less all normal operating expenses (including interest expense) and less an estimate of the capital spending necessary to maintain the business in its current state.

Intrinsic value is defined as the value that a rational and well-informed buyer would pay for the entire enterprise.

Price-to-earnings ratio is a valuation ratio of a company’s current share price compared to its per-share earnings.

Market capitalization is the total dollar market value of the shares outstanding of a publicly traded company; it is equal to the share price times the number of shares outstanding.

Tangible book value is equal to the company’s total book value less the value of any intangible assets.

Duration is a measure of a bond’s sensitivity to interest rate changes (and is expressed in years). The higher a bond’s duration, the greater its sensitivity to the change in rates.

Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq.

The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets.

Russell 2000 Index is a small-cap stock market index of the bottom 2,000 stocks in the Russell 3000 Index.

HFRI Fundamental Growth Index strategies employ analytical techniques in which the investment thesis is predicated on assessment of the valuation characteristics on the underlying companies which are expected to have prospects for earnings growth and capital appreciation exceeding those of the broader equity market. Investment theses are focused on characteristics of the firm’s financial statements in both an absolute sense and relative to other similar securities and more broadly, market indicators. Strategies employ investment processes designed to identify attractive opportunities in securities of companies which are experiencing or expected to experience abnormally high levels of growth compared with relevant benchmarks growth in earnings, profitability, sales or market share.

HFRI Fundamental Value Index strategies employ investment processes designed to identify attractive opportunities in securities of companies which trade a valuation metrics by which the manager determines them to be inexpensive and undervalued when compared with relevant benchmarks. Investment theses are focused on characteristics of the firm’s financial statements in both an absolute sense and relative to other similar securities and more broadly, market indicators. Relative to Fundamental Growth strategies, in which earnings growth and capital appreciation is expected as a function of expanding market share & revenue increases, Fundamental Value strategies typically focus on equities which currently generate high cash flow, but trade at discounted valuation multiples, possibly as a result of limited anticipated growth prospects or generally out of favor conditions, which may be specific to sector or specific holding.

Credit-Suisse (CS) Hedge Fund Index is an asset-weighted hedge fund index derived from the TASS database of more than 5000 funds. The index consists of funds with a minimum of US $10 million under management and a current audited financial statement. Funds are separated into primary subcategories based on investment style. The index in all cases represents at least 85% of the assets under management in the universe. The index is rebalanced monthly, and funds are reselected on a quarterly basis. Index NAVs are updated on the 15th of each month.

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited)

The Net Asset Value (“NAV”) of the GoodHaven Fund was $23.37 at May 31, 2015 based on 13,147,007 shares outstanding.  This compares to the Fund’s NAV of $26.77 at November 30, 2014, an NAV of $28.89 at May 31, 2014, and an NAV of $20.00 at inception on April 8, 2011.  Shareholders should be aware that the Fund paid a material capital gains distribution to shareholders of approximately $1.87 per share in December 2014 which reduced the NAV by the amount of the distribution on the ex-dividend date and which was received by shareholders or reinvested in additional shares on their behalf.  Please note that except where otherwise indicated, discussions in this MD&A relate to the semi-annual period ended May 31, 2015.  The Fund’s performance for the period December 1, 2014 to May 31, 2015 was a loss of 6.03% compared to a gain of 2.97% for the S&P 500 Index.  Since inception on April 8, 2011 and through May 31, 2015, the Fund’s annualized performance is a gain of 6.42% compared to an increase of 14.19% for the S&P 500 Index.  Please see the portfolio manager’s letter to shareholders for additional information regarding performance and comparisons to other indexes.  All comparisons assume reinvested dividends.

The performance data quoted above represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling (855) OK-GOODX or (855) 654-6639.

The portfolio managers believe that short-term performance figures are less meaningful than a comparison of longer periods and that a long-term investment strategy should be properly judged over a period of years rather than weeks or months.  Furthermore, the S&P 500 Index is an unmanaged index incurring no fees, expenses, or taxes and is shown solely for the purpose of comparing the Fund’s portfolio to an unmanaged and diversified index of large companies.  Below is a table of the Fund’s top ten holdings and categories as of May 31, 2015.1

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited) (Continued)

Top 10 Holdings*	%	Top Categories**	%
WPX Energy, Inc.	9.0%	Cash and Equivalents	24.7%
Walter Investment		Oil & Gas Exploration
Management Corp.	8.3%	& Production	12.7%
Hewlett-Packard Co.	5.5%	Diversified Holding
Barrick Gold Corp.	5.1%	Companies	9.8%
Google, Inc. ***	4.4%	Loan Servicing	8.3%
Dundee Corp.	4.4%	Retailing ****	7.7%
Staples, Inc.	4.3%	Computers &
White Mountains		Peripheral Equipment	6.5%
Insurance Group	3.9%	Property/Casualty Insurance	6.3%
Stolt-Nielsen Ltd.	3.3%	Metals & Mining	5.1%
Birchcliff Energy Ltd.	3.3%	Computer & Internet Software	4.4%
		Marine Services & Equipment	3.3%
Total	51.5%	Total	88.8%

*	Top ten holdings excludes cash, money market funds and Government and Agency Obligations
**	Where applicable, includes money market funds and short-term Government and Agency Obligations
***	Issuer total; includes Class A and Class C
****	Issuer total; includes common stock and warrants
1	Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Shareholders should note that the Fund’s assets have continued to decline since the end of the Fund’s 2014 fiscal year from a combination of unrealized losses and shareholder redemptions, however in the last few months, redemption activity has abated, asset totals have been more stable, and we have modestly recouped some relative performance when compared to indexes.  Such conditions followed a period in which there were large new shareholder subscriptions and capital appreciation.  Material swings in shareholder subscriptions and redemptions can make management of the portfolio more difficult.  During the semi-annual period, the portfolio managers reduced some investments and took other actions to attempt to manage capital gains on behalf of remaining shareholders and ensure adequate liquidity to both meet redemptions and remain opportunistic.  The Fund’s investments are stated as of May 31, 2015, and the amounts and rankings of the Fund’s holdings today may vary significantly from the data disclosed above and the managers may have taken actions that would result in material changes to the portfolio.

The Fund’s investments having the most positive impact on portfolio performance for the semi-annual period ended May 31, 2015 were Staples, Sears, and Federated Investors, with modest gains from Spectrum Brands, Leucadia National, and HRG Group.  Staples increased in price over optimism regarding its proposed merger with Office Depot.  Sears rose as the company indicated it planned to create an REIT for some of its properties, Federated Investors rose as the prospect of high interest rates would serve to reduce fee waivers on its money-market funds,

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited) (Continued)

Spectrum gained as it completed another acquisition that held out the possibility of increased earnings, Leucadia National rose as its investment banking subsidiary Jefferies reported improved earnings, and HRG Group rose as investors appeared to be willing to reappraise the value of certain of its owned assets.

The Fund’s investments having the most negative impact on the portfolio for the semi-annual period ended May 31, 2015 were Ocwen Financial, Dundee, Hewlett-Packard, Birchcliff Energy, Walter Investment Management, with smaller impact from EXCO Resources, Systemax, and WPX Energy.  Ocwen was caught up in regulatory issues and we sold out of our investment during the period at a loss.  Dundee fell as the Canadian dollar was weaker against the U.S. dollar and investors marked down its energy exposure – energy prices also negatively affected WPX Energy, EXCO Resources, and Birchcliff Energy.  Hewlett-Packard and Systemax declined in response to signs of a weaker personal computer market.  In addition, the Fund experienced modest losses (less than 1% of portfolio value) during the period from some equity market hedges that expired.

During the period, the Fund disposed of its investments in Ocwen Financial and Microsoft.

The managers of the Fund do not believe that a decline in a security price necessarily means that the security is a less attractive investment.  The opposite may be the case in that price declines may represent significant investment opportunities.  In the first three months of the semi-annual period, the Fund was negatively affected by holdings exposed to the crash in oil prices, however, we note that the quote for oil (West Texas Intermediate, or “WTI”) has recovered from a low of about $40 early in the year to more than $60 at June 22, 2015, and energy securities have begun to recover some of their previous depreciation.  In addition, although we sold our investment in Ocwen Financial, and reduced our investment in Walter Investment Management to meet redemptions and reduce taxable income, shares of Walter, which had an unrealized loss for the semi-annual period ended May 31, 2015 of roughly 11% have risen by roughly 40% since May 31, 2015 and through June 22, 2015.

The Fund’s turnover rate, a measure of how frequently assets within a fund are bought and sold by the managers, remains at reasonably low levels and is consistent with the strategies, generally long-term in nature, of GoodHaven Capital Management, the Fund’s investment advisor.  Recent turnover rates have been influenced by the need to meet shareholder redemptions rather than a change in the portfolio strategy of the Fund.  Importantly, there may be times when turnover rates rise, however, we do not anticipate rapid turnover of the portfolio under normal circumstances.

The portfolio managers believe that a significant liquidity position is an important part of portfolio management.  Since inception, the Fund has continued to have significant liquidity available both in cash holdings as well as short-term fixed

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited) (Continued)

income investments.  As a result of shareholder redemptions, liquidity has been reduced in recent months.  In order to ensure that we have sufficient resources to behave opportunistically, the Fund has sold or reduced certain investments and initiated some modest overall hedges.  There is no guarantee that such hedges will protect against loss and the Fund may lose money should volatility be reduced in future months.  Over time, we expect the Fund’s level of cash to vary significantly and could be higher or lower than shown on the most recent Schedule of Investments.

Currently, the Fund is operating with a position in cash and equivalent investments.  This position is probably lower than we would normally carry today, given average market valuations, the opportunity set we see, and other factors.  After the Fund experienced significant cash inflows in 2013 due to new shareholder subscriptions, much of which occurred after the stock market had already experienced a significant rally, the flows reversed and the Fund saw significant redemptions in fiscal 2014, particularly in the second half of the fiscal year.  Second, the rise in general stock prices has made bargains more difficult to find and slowed reinvestment.  Third, for a variety of factors, we believe that having a cash cushion at a time of generally elevated prices and investor ebullience is a strategic advantage. Although not obvious in results, cash has allowed us to meet redemptions in an efficient manner while mostly avoiding forced liquidation of investments.

It is our intention to invest a significant portion of current liquidity in an opportunistic manner when bargains meeting our investment criteria appear.  However, it is possible that the Fund may have a significant cash position for an extended period of time if, in the opinion of the portfolio managers, market conditions are unfavorable.  At times when liquidity is high, the Fund may underperform a strongly rising stock market.  We note that although the Fund had significant liquidity during its first three years (including a sizeable amount related to an influx of new share purchases), performance was still reasonable by relative and absolute standards over that time frame.  In the last year, the Fund significantly underperformed most equity indexes, primarily from depreciation of equity holdings, but also from having liquidity during a period when indexes significantly appreciated.  The portfolio managers’ letter to shareholders contains additional discussion about performance.

Generally, we do not expect significant realized capital gain or loss from any particular short-term, non-U.S. investments when viewed over an extended period.  However, in recent months, the dollar has strengthened and we own or have acquired a number of equity investments domiciled outside of the U.S. or with significant non-U.S. revenues.  A strong dollar typically results in currency translation losses and may serve to reduce reported earnings of companies with significant non-U.S. revenues when reported in dollar terms.  Such reduced earnings could negatively affect those companies’ market prices, although we would expect such negative effects to be primarily a short-term phenomenon.

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited) (Continued)

To reiterate our view on liquidity, the portfolio managers believe that a certain amount of liquidity may benefit shareholders in several ways – by preventing liquidation of securities to meet modest levels of redemptions, by providing ammunition to purchase existing or new holdings in declining markets without being forced to sell existing holdings, and by lessening the chance that shareholders will blindly seek liquidations during periods of market stress when they know that the Fund is less likely to be in a position where forced liquidation could adversely impact the net asset value of the Fund.  Notably, this prevented the fund managers from being forced to sell securities at adverse prices during a time of significant redemption activity.  That said, if bargains meeting our criteria seem plentiful, we are likely to have significantly less liquidity under such conditions than has been the case since inception.

The Fund is subject to certain risks as disclosed in the Prospectus and Statement of Additional Information, both of which may be obtained from the Fund’s website at www.goodhavenfunds.com or by calling 1-855-654-6639.  Some of these risks include, but are not limited to, adverse market conditions that negatively affect the price of securities owned by the Fund, a high level of cash, which may result in underperformance during periods of robust price appreciation, adverse movements in foreign currency relationships as a number of the Fund’s holdings have earnings resulting from operations outside the United States, and the fact that the Fund is non-diversified, meaning that its holdings are more concentrated than a diversified Fund and that adverse price movements in a particular security may affect the Fund’s Net Asset Value more negatively than would occur in a more diversified fund.

As of May 31, 2015, the members, officers, and employees of GoodHaven Capital Management, LLC, the investment advisor to the GoodHaven Fund, owned approximately 227,907 shares of the Fund.  It is management’s intention to disclose such holdings (in the aggregate) in this section of the Fund’s Annual and Semi-Annual reports on an ongoing basis.

GoodHaven Fund

SECTOR OF ALLOCATION at May 31, 2015 (Unaudited)

Sector	% of Net Assets

Cash & Equivalents1	24.7%
Oil & Gas Exploration & Production	12.7%
Diversified Holdings Companies	9.8%
Loan Servicing	8.3%
Retailing2	7.7%
Computers & Peripheral Equipment	6.5%
Property/Casualty Insurance	6.3%
Metals & Mining	5.1%
Computer & Internet Software	4.4%
Marine Services & Equipment	3.3%
Financial Services	3.3%
Consumer Products	3.2%
Guernsey Investment Fund	1.7%
Miscellaneous	1.7%
Exchange Traded Notes	1.3%
Net Assets	100.0%

1	Represents cash and other assets in excess of liabilities.
2	Includes Warrants.

GoodHaven Fund

SCHEDULE OF INVESTMENTS at May 31, 2015 (Unaudited)

Shares	Common Stocks – 70.2%	Value
	Computer & Internet Software – 4.4%
12,600	Google, Inc. – Class A1	$6,871,032
12,634	Google, Inc. – Class C1	6,722,678
		13,593,710
	Computers & Peripheral Equipment – 6.5%
508,400	Hewlett-Packard Co.	16,980,560
338,442	Systemax, Inc.1,2	2,825,991
		19,806,551
	Consumer Products – 3.2%
100,000	Spectrum Brands Holdings, Inc.	9,665,000

	Diversified Holding Companies – 9.8%
7,200	Berkshire Hathaway, Inc. – Class B1	1,029,600
1,475,320	Dundee Corp.1,2	13,536,025
466,451	HRG Group, Inc.1	6,119,837
387,512	Leucadia National Corp.	9,544,421
		30,229,883
	Financial Services – 3.3%
290,300	Federated Investors, Inc. – Class B	10,102,440

	Loan Servicing – 8.3%
1,543,106	Walter Investment Management Corp.1,3	25,507,542

	Marine Services & Equipment – 3.3%
570,505	Stolt-Nielsen Ltd.2	10,130,891

	Metals & Mining – 5.1%
1,318,700	Barrick Gold Corp.	15,639,782

	Oil & Gas Exploration & Production – 12.7%
1,589,700	Birchcliff Energy Ltd.1	10,111,392
788,280	EXCO Resources, Inc.	1,229,717
2,155,055	WPX Energy, Inc.1	27,778,659
		39,119,768
	Property/Casualty Insurance – 6.3%
15,482	Alleghany Corp.1	7,359,369
18,298	White Mountains Insurance Group	11,879,793
		19,239,162

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

SCHEDULE OF INVESTMENTS at May 31, 2015 (Unaudited) (Continued)

Shares	COMMON STOCKS – 70.2% (Continued)	Value
	Retailing – 7.3%
216,600	Sears Holdings Corp.1	$9,302,970
800,000	Staples, Inc.	13,172,000
		22,474,970
	TOTAL COMMON STOCKS
	(Cost $217,737,775)	215,509,699

	GUERNSEY INVESTMENT FUND – 1.7%
762,123	JZ Capital Partners Limited2	5,299,963
	TOTAL GUERNSEY INVESTMENT FUND
	(Cost $4,201,658)	5,299,963

	WARRANTS – 0.4%
	Retailing – 0.4%
53,747	Sears Holdings Corp.1	1,342,600
	TOTAL WARRANTS
	(Cost $265,698)	1,342,600

	EXCHANGE TRADED NOTES – 1.3%
136,387	PowerShares DB 3x Inverse Japanese
	Government Bond Futures ETN1,2	2,082,629
101,074	PowerShares DB Inverse Japanese
	Government Bond Futures ETN1,2	1,829,096
	TOTAL EXCHANGE TRADED NOTES
	(Cost $4,439,246)	3,911,725

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

SCHEDULE OF INVESTMENTS at May 31, 2015 (Unaudited) (Continued)

Shares	MISCELLANEOUS SECURITIES – 1.7%1,4	Value
	TOTAL MISCELLANEOUS SECURITIES
	(Cost $6,785,555)	$5,197,400
	Total Investments
	(Cost $233,429,932) – 75.3%	231,261,387
	Cash and Other Assets in
	Excess of Liabilities – 24.7%	75,971,543
	TOTAL NET ASSETS – 100.0%	$307,232,930

ETN	Exchange Traded Note
1	Non-income producing security.
2	A portion of these securities are considered illiquid. As of May 31, 2015, the total market value of illiquid securities was $22,083,394 or 7.2% of net assets.
3	Affiliated company as defined by the Investment Company Act of 1940 (See Note 6).
4	Represents previously undisclosed securities which the Fund has held for less than one year.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

(This Page Intentionally Left Blank.)

GoodHaven Fund

STATEMENT OF ASSETS AND LIABILITIES at May 31, 2015 (Unaudited)

ASSETS
Investments in unaffiliated securities, at value
(Cost $197,292,684) (Note 2)	$205,753,845
Investments in securities of affiliated issuers, at value
(Cost $36,137,248) (Note 6)	25,507,542
Total investments, at value (Cost $233,429,932)	231,261,387

Cash	75,993,354
Receivables:
Fund shares sold	369,293
Dividends and interest	221,949
Total assets	307,845,983

LIABILITIES
Payables:
Investment securities purchased	128,132
Fund shares redeemed	190,815
Management fees	240,632
Support services fees	53,474
Total liabilities	613,053

NET ASSETS	$307,232,930

COMPONENTS OF NET ASSETS
Paid-in capital	$296,218,037
Accumulated net investment loss	(1,094,770)
Undistributed net realized gain on investments	14,278,208
Net unrealized depreciation on investments	(2,168,545)
Net assets	$307,232,930

Net Asset Value (unlimited shares authorized):
Net assets	$307,232,930
Shares of beneficial interest issued and outstanding	13,147,007
Net asset value, offering and redemption price per share	$23.37

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENT OF OPERATIONS For the Six Months Ended May 31, 2015 (Unaudited)

INVESTMENT INCOME
Dividends from unaffiliated investments	$1,387,454
Interest	44,731
Total investment income	1,432,185

EXPENSES (NOTE 3)
Management fees	1,492,349
Support services fees	331,633
Total expenses	1,823,982
Net investment loss	(391,797)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
WRITTEN OPTIONS & FOREIGN CURRENCY
Net realized gain (loss) on transactions from:
Unaffiliated investments & foreign currency	21,688,634
Affiliated investments (Note 6)	(3,411,390)
Written options	178,024
Net realized gain	18,455,268
Net change in unrealized appreciation (depreciation) on:
Investments	(43,111,061)
Written options	301,437
Net unrealized depreciation	(42,809,624)
Net realized and unrealized loss	(24,354,356)
Net decrease in net assets resulting from operations	$(24,746,153)

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	May 31, 2015	Year Ended
	(Unaudited)	November 30, 2014
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(391,797)	$(628,136)
Net realized gain on unaffiliated investments,
affiliated investments (Note 6),
written options & foreign currency	18,455,268	22,147,656
Change in unrealized depreciation on
investments, written options &
foreign currency	(42,809,624)	(40,793,912)
Net decrease in net assets
resulting from operations	(24,746,153)	(19,274,392)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain	(25,958,120)	(5,797,031)
Total distributions to shareholders	(25,958,120)	(5,797,031)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived
from net change in outstanding shares1	(85,757,406)	(84,778,116)
Total decrease in net assets	(136,461,679)	(109,849,539)

NET ASSETS
Beginning of period/year	443,694,609	553,544,148
End of period/year	$307,232,930	$443,694,609
Accumulated net investment loss	$(1,094,770)	$(702,973)

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

1  Summary of capital share transactions is as follows:

	Six Months Ended		Year Ended
	May 31, 2015 (Unaudited)		November 30, 2014
	Shares	Value	Shares	Value
Shares sold	2,686,603	$62,699,834	6,210,472	$175,313,476
Shares issued in
reinvestment of
distributions	1,018,626	24,956,339	204,862	5,668,550
Shares redeemed2	(7,131,807)	(173,413,579)	(9,425,957)	(265,760,142)
Net decrease	(3,426,578)	$(85,757,406)	(3,010,623)	$(84,778,116)

2  Net of redemption fees of $85,565 and $30,661, respectively.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

Six Months
Ended
May 31,	Period Ended
2015	Year Ended November 30,	November 30,
(Unaudited)	2014	2013	2012	20111
Net asset value at
beginning of period/year	$26.77	$28.26	$24.00	$20.52	$20.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)2	(0.03)	(0.03)	0.02	0.21	0.02
Net realized and unrealized
gain (loss) on investments	(1.51)	(1.16)	4.65	3.29	0.49
Total from
investment operations	(1.54)	(1.19)	4.67	3.50	0.51

LESS DISTRIBUTIONS
From net investment income	—	—	(0.32)	(0.01)	—
From net realized gain	(1.87)	(0.30)	(0.09)	(0.01)	—
Total distributions	(1.87)	(0.30)	(0.41)	(0.02)	—
Paid-in capital from
redemption fees	0.01	0.00	3	0.00	3	0.00	3	0.01

Net asset value,
end of period/year	$23.37	$26.77	$28.26	$24.00	$20.52

Total return	(6.03	)%4	(4.26)%	19.74%	17.08%	2.60	%4

RATIOS/SUPPLEMENTAL DATA
Net assets at end
of period/year (millions)	$307.2	$443.7	$553.5	$223.7	$90.9
Portfolio turnover rate	4	%4	37%	12%	11%	12	%4

Ratio of expenses to
average net assets	1.10	%5	1.10%	1.10%	1.10%	1.10	%5
Ratio of net investment income
(loss) to average net assets	(0.24	)%5	(0.11)%	0.08%	0.92%	0.13	%5

1	Commenced operations on April 8, 2011. The information presented is for the period from April 8, 2011 to November 30, 2011.
2	Calculated using the average shares outstanding method.
3	Amount is less than $0.01 per share.
4	Not annualized.
5	Annualized.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2015 (Unaudited)

NOTE 1 – ORGANIZATION

The GoodHaven Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The Fund commenced operations on April 8, 2011.

The Fund’s investment objective is to seek long-term growth of capital.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service. If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Valuation Committee.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2015 (Unaudited) (Continued)

marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2015 (Unaudited) (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2015. See the Schedule of Investments for the industry breakouts.

	Level 1	Level 2	Level 3	Total
Common Stocks	$215,509,699	$—	$—	$215,509,699
Guernsey
Investment Fund	5,299,963	—	—	5,299,963
Warrants	1,342,600	—	—	1,342,600
Exchange
Traded Notes	3,911,725	—	—	3,911,725
Miscellaneous
Securities^	4,503,400	694,000	—	5,197,400
Total Investments
in Securities	$230,567,387	$694,000	$—	$231,261,387

^ The securities in Level 1 are common stocks and Level 2 are options.
It is the Fund’s policy to recognize transfers between levels at the end of the Fund’s reporting period.
There were no transfers into or out of Level 1, 2, or 3 during the six months ended May 31, 2015 for the Fund.

The Fund has adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund may invest, at the time of purchase, up to 10% of the Fund’s net assets in options, which are a type of derivative and employ specialized trading techniques such as options trading to increase the Fund’s exposure to certain selected securities. The Fund may employ these techniques as hedging tools as well as speculatively to enhance returns. Other than when used for hedging, these techniques may be riskier than many investment strategies and may result in greater volatility for the Fund, particularly in periods of market declines. As a hedging tool, options may help cushion the impact of market declines, but may reduce the Fund’s participation in a market advance.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2015 (Unaudited) (Continued)

Balance Sheet
Fair values of derivative instruments as of May 31, 2015:

	Asset Derivatives as of		Liability Derivatives as of
	May 31, 2015		May 31, 2015
Derivative	Balance Sheet	Fair	Balance Sheet	Fair
Instruments	Location	Value	Location	Value
Equity
Contracts:
Put Options	Investments in
Purchased	securities, at value	$694,000	None	$—
Warrants	Investments in
	securities, at value	$1,342,600	None	$—

Statement of Operations
The effect of derivative instruments on the Statement of Operations for the six months ended May 31, 2015:

Change in
	Location of	Realized	Unrealized
	Gain (Loss)	Gain (Loss)	Appreciation
	on Derivatives	on Derivatives	(Depreciation)
Derivative	Recognized	Recognized	on Derivatives
Instruments	in Income	in Income	in Income
Realized and
Equity	Unrealized
Contracts:	Gain (Loss) on
Call Options	Investments, Written
Written	Options & Foreign
	Currency	$ 178,024	$ 301,437

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2015 (Unaudited) (Continued)

Change in
	Location of	Realized	Unrealized
	Gain (Loss)	Gain (Loss)	Appreciation
	on Derivatives	on Derivatives	(Depreciation)
Derivative	Recognized	Recognized	on Derivatives
Instruments	in Income	in Income	in Income
Realized and
Equity	Unrealized
Contracts:	Gain (Loss)
Put Options	on Investments,
Purchased	Written Options &
	Foreign Currency	$(2,263,902)	$(1,042,410)
Realized and
Warrants	Unrealized
Gain (Loss)
on Investments,
Written Options &
	Foreign Currency	$ —	$ 548,690

B.
Foreign Currency.  Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired. The Fund includes foreign exchange gains and losses from dividends receivable and other foreign currency denominated payables and receivables in realized and unrealized gain (loss) on investments and foreign currency. The Fund does not isolate that portion of realized gain (loss) or unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included with net realized gain (loss) on investments and foreign currency and with net unrealized gain (loss) on investments and foreign currency.

C.
Federal Income Taxes.  The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2015 (Unaudited) (Continued)

(earned during the twelve months ended November 30) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after November 30, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. At November 30, 2014, there were no capital loss carryovers for the Fund.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.

As of May 31, 2015, the Fund did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

The Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Massachusetts; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next six months.

D.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates.  The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2015 (Unaudited) (Continued)

trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share. The Fund charges a 2.00% redemption fee on shares held less than 60 days. This fee is deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I.
Options Contracts.  When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less that the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The following table indicates the average volume for the six months ended May 31, 2015:

Average market value of:
Options written	$246,228
Options purchased	$903,069

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2015 (Unaudited) (Continued)

The activity in options written during the six months ended May 31, 2015, for the Fund is as follows:

	Amount of	Number of
	Premiums	Contracts
Outstanding at 11/30/14	$441,563	3,000
Options written	221,548	2,000
Options exercised	(485,087)	(3,500)
Options expired	(178,024)	(1,500)
Outstanding at 11/30/15	$—	—

J.
Recent Accounting Pronouncement.  In June 2014, the Financial Accounting Standard Board issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The guidance is effective for fiscal years beginning after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No 2014-11 will have on the Fund’s financial statements.

K.
Subsequent Events.  In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined that there are no subsequent events that would need to be disclosed in the Fund’s financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

GoodHaven Capital Management, LLC (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor provides all investment advice, office space and certain administrative services, and most of the personnel needed by the Fund. Under the Advisory Agreement, the Advisor is entitled to receive a monthly management fee calculated daily and payable monthly equal to 0.90% of the Fund’s average daily net assets. For the six months ended May 31, 2015, the Fund incurred $1,492,349 in Management fees.

The Fund has also entered into a support services agreement with the Advisor. Under this agreement, the Advisor is responsible for paying all of the Fund’s other normal day-to-day operational expenses, such as administrative, custody, transfer agency, fund accounting, legal, audit, and acquired fund fees and expenses. The support services fee does not cover the following other expenses: (a) any charges associated with the execution of portfolio transactions, such as brokerage

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2015 (Unaudited) (Continued)

commissions, transaction charges or other transaction-related expenses (such as stamp taxes), (b) taxes, if any, imposed on the Fund, (c) interest, if any, on any Fund borrowings, or (d) extraordinary Fund legal expenses incurred outside of the normal operation of the Fund, such as legal fees, arbitration fees, or related expenses in connection with any actual or threatened arbitration, mediation, or litigation. Under the Support Services Agreement, the Advisor is entitled to receive a monthly fee calculated daily and payable monthly equal to 0.20% of the Fund’s average daily net assets.   For the six months ended May 31, 2015 the Fund incurred $331,633 in support services fees.

U.S. Bancorp Fund Services, LLC (the “USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals. The Officers of the Trust and the Chief Compliance Officer are also employees of the Administrator.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. U.S. Bank N.A. (the “Custodian”) serves as custodian to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

Investment transactions (excluding short-term investments) for the six months ended May 31, 2015 were as follows:

Purchases	Sales or Maturity
at Cost	Proceeds
$11,341,646	$118,898,287

There were no purchases or sales of long-term U.S. Government securities for the six months ended May 31, 2015.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended May 31, 2015 (estimated) and year ended November 30, 2014 was as follows:

	May 31, 2015	November 30, 2014
Distributions paid from:
Ordinary income	$—	$294,137
Long-term capital gain	$25,958,120	$5,502,894

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2015 (Unaudited) (Continued)

Distribution classifications may differ from the statement of changes in net assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

As of November 30, 2014, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$334,617,660
Gross tax unrealized appreciation	86,604,095
Gross tax unrealized depreciation	(50,541,580)
Net tax unrealized appreciation	36,062,515
Unrealized currency appreciation	—
Undistributed ordinary income	—
Undistributed long-term capital gain	25,958,088
Total distributable earnings	25,958,088
Other accumulated loss	(301,437)
Total accumulated earnings	$61,719,166

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to the tax treatment of Passive Foreign Investment Companies held by the Fund, the treatment of short-term capital gains as ordinary income for tax purposes, and the treatment of wash sales.

NOTE 6 – INVESTMENTS IN AFFILIATES

Affiliated companies, as defined in Section 2 (a) (3) of the 1940 Act, are companies 5% or more of whose outstanding voting shares are held by the Fund and the Advisor.  For the six months ended May 31, 2015, the Fund had the following transactions with affiliated companies:

As of May 31, 2015, the market value of all securities of affiliated companies held in the Fund amounted to $25,507,542, representing 8.3% of net assets.

	Share			Share
	Balance			Balance	Realized		Value
	December 1,			May 31,	Gain	Dividend	May 31,	Acquisition
Issuer	2014	Purchases	Sales	2015	(Loss)	Income	2015	Cost
Walter
Investment
Management
Corp.	1,763,106	—	220,000	1,543,106	$(3,411,390)	$ —	$25,507,542	$36,137,248
Total							$25,507,542	$36,137,248

GoodHaven Fund

EXPENSE EXAMPLE For the Six Months Ended May 31, 2015 (Unaudited)

As a shareholder of the GoodHaven Fund (the “Fund”) you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees and (2) ongoing costs, including management fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2014 – May 31, 2015).

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares that have been held for less than 60 days. Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the example. The example includes, but is not limited to, management fees and support services. However, the example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the

GoodHaven Fund

EXPENSE EXAMPLE For the Six Months Ended May 31, 2015 (Unaudited) (Continued)

shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	December 1, 2014 –
	December 1, 2014	May 31, 2015	May 31, 20151
Actual	$1,000.00	$ 939.70	$5.32
Hypothetical
(5% annual return
before expenses)	$1,000.00	$1,019.45	$5.54

1
The calculations are based on expenses incurred during the most recent six-month period. The annualized six-month expense ratio for the Fund during that period was 1.10%. The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by the number of days in the most recent six-month period and divided by the number of days in the most recent twelve month period.

GoodHaven Fund

ADDITIONAL INFORMATION (Unaudited)

INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free at (855) 654-6639 and on the Fund’s website at www.goodhavenfunds.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (855) 654-6639 or through the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings for the first and third quarters with the SEC on Form N-Q. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-Q is available without charge, upon request, by calling (800) 536-3230. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

HOUSEHOLDING

In an effort to decrease costs, the Fund will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the transfer agent toll free at (855) 654-6639 to request individual copies of these documents. The Fund will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

INFORMATION ABOUT THE FUND’S TRUSTEES

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (855) 654-6639. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.goodhavenfunds.com.

GoodHaven Fund

PRIVACY NOTICE (Unaudited)

FACTS	WHAT DOES GOODHAVEN CAPITAL MANAGEMENT, LLC & GOODHAVEN FUND DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and Income
• Account Balances and Employment Information
• Assets and Investment Experience
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customer’s personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons GoodHaven chooses to share; and whether you can limit this sharing.

Reasons we can share your	Does GoodHaven	Can you limit
personal information	share?	this sharing?
For our everyday business purposes—
such as to process your transactions, maintain
your account(s), respond to court orders and	Yes	No
legal investigations, or report to credit bureaus
For our marketing purposes—	Yes	No
to offer our products and services to you
For joint marketing with	No	We don’t share
other financial companies
For our affiliates’ everyday
business purposes—
information about your	Yes	Yes
transactions and experiences
For our affiliates’ everyday
business purposes—	Yes	Yes
information about your creditworthiness
For nonaffiliates to market to you	No	We don’t share
Questions?	Call (305) 677-7650 or email info@goodhavenllc.com

GoodHaven Fund

PRIVACY NOTICE (Unaudited) (Continued)

Who we are
Who is providing	GoodHaven Capital Management, LLC
this notice?	GoodHaven Fund (collectively “GoodHaven”)
What we do
How does	To protect your personal information from unauthorized
GoodHaven	access and use, we use security measures that comply
protect	with federal law. These measures include computer safeguards
my personal	and secured files and buildings.
information?	Our service providers must represent to us that they will protect any personal information through similar safeguards and security.
How does	We collect your personal information, for example, when you
GoodHaven	• open an account or give us your income
collect my	• give us contact information or seek advice about your
personal	investments
information?	• tell us about your investments or retirement portfolio
Why can’t I	Federal law gives you the right to limit only
limit all sharing?	• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include: a series of a registered investment company called the GoodHaven Fund (a no-load mutual fund).
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• We do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• We do not jointly market with nonaffiliated financial companies.
Other important information

(This Page Intentionally Left Blank.)

GoodHaven Fund

Advisor
GOODHAVEN CAPITAL MANAGEMENT, LLC
4940 SW 83rd Street
Miami, Florida  33143

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Legal Counsel
PAUL HASTINGS LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York  10022

GoodHaven Fund
855-OK-GOODX (855-654-6639)
www.goodhavenfunds.com
Symbol – GOODX
CUSIP – 74316J763

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President

Date     July 22, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President

Date     July 22, 2015

By (Signature and Title)      /s/Eric C. VanAndel
Eric C. VanAndel, Treasurer

Date     July 21, 2015

* Print the name and title of each signing officer under his or her signature.